BENNETT GROUP OF FUNDS

Bennett New Economic Era Global Conservative Fund

Bennett New Economic Era Global Growth Fund

(collectively, the “Funds”)

Supplement to the Funds’ Prospectus dated August 28, 2012

On June 26, 2013, the Board of Trustees of the Bennett Group of Funds unanimously voted and approved a proposal to liquidate and dissolve the Funds.  The liquidation and dissolution is expected to take effect on August 1, 2013.

As a result of the decision to pursue liquidation and dissolution of the Funds, as of the date of this Supplement, the Funds will be closed to new investors and existing shareholders, and all sales efforts will cease.

Please keep this Supplement for future reference.

This Supplement is dated June 27, 2013.

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